SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 21, 2007

MINISTRY PARTNERS INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

California	333-04028LA	33-0489154
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 West Imperial Highway, Brea, CA	92821
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 671-5720

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation and Bylaws.

Amendment to Articles of Incorporation

On October 30, 2007, the shareholders of the Ministry Partners Investment Corporation (the “Company”), at a duly convened shareholder meeting, approved an amendment to Article II of the Company’s Articles of Incorporation.  On November 21, 2007, the Company delivered a Certificate of Amendment to Articles of Incorporation of the Company to the California Secretary of State for filing.  The form of the Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit 3.1.

Amendment to Bylaws

On October 30, 2007, the Company’s shareholders, at a duly convened meeting, approved the amendment of Article II, Section 2 of the Company’s Bylaws to provide the Board with flexibility to set the date and time of its annual stockholders meeting.  A copy of the amended and restated provision is attached hereto as Exhibit 3.2.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

3.1	Form of Certificate of Amendment to the Registrant’s Articles of Incorporation

3.2	Amended and Restated Article II, Section 2 of the Registrant’s Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 21, 2007	MINISTRY PARTNERS INVESTMENT CORPORATION

/s/ Billy M. Dodson
Billy M. Dodson
President